UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 25, 2016

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 25, 2016, Yahoo! Inc. (“Yahoo”) held an investor call concerning the proposed sale of Yahoo’s operating business. The call was hosted by Yahoo CEO Marissa Mayer and Yahoo CFO Ken Goldman. Yahoo also made the Chair of its Strategic Review Committee, Tom McInerney, and Yahoo Chairman of the Board, Maynard Webb, available for questions. A transcript of the call is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of July 25, 2016 investor call of Yahoo! Inc.

Forward-Looking Statements.

This communication contains forward-looking statements concerning the proposed sale of Yahoo’s operating business. Risks and uncertainties may cause actual results to differ materially from the results predicted. Potential risks and uncertainties include, among others: (i) the inability to consummate the transaction in a timely manner or at all, due to the inability to obtain or delays in obtaining the stockholder approval, necessary regulatory approvals for the transaction or satisfaction of other conditions to the closing of the transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; (iii) the potential adverse effect on Yahoo’s partner, advertiser, vendor and customer relationships, operating results and business generally resulting from the announcement of the transaction; (iv) the implementation of the transaction which will require significant time, attention and resources of Yahoo’s senior management and others within Yahoo, potentially diverting their attention from other aspects of Yahoo’s business; (v) risks related to Yahoo’s ability to retain or recruit key talent; (vi) the costs, fees, expenses and charges related to or triggered by the transaction; (vii) potential adverse effects on Yahoo’s business, properties or operations caused by Yahoo implementing the transaction; (viii) the anticipated benefits of transaction to Yahoo’s stockholders may not be realized; and (ix) the initiation or outcome of any legal proceedings or regulatory proceedings that may be instituted against Yahoo relating to the transaction. More information about other potential factors that could affect Yahoo’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which are on file with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov. All information set forth in this communication is as of July 25, 2016. Yahoo does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

Important Additional Information and Where to Find It.

Yahoo will be filing with the SEC a proxy statement regarding the proposed sale of Yahoo’s operating business to Verizon Communications Inc., the definitive version of which will be sent or provided to Yahoo stockholders. BEFORE MAKING ANY VOTING DECISION, YAHOO’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO’S PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain (when available) a free copy of Yahoo’s proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo with the SEC (when available) in connection with the proposed transaction for no charge at the SEC’s website at www.sec.gov, on the Investor Relations page of Yahoo’s website investor.yahoo.net or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers may be deemed participants in the solicitation of proxies from its investors and stockholders in connection with the proposed transaction. Information concerning the ownership of Yahoo securities by Yahoo’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo’s annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information regarding Yahoo’s directors, executive officers and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed transaction, including their respective interests by security holdings or otherwise, also will be set forth in the definitive proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ Ronald S. Bell
Ronald S. Bell
General Counsel and Secretary

Date: July 25, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of July 25, 2016 investor call of Yahoo! Inc.